Filed pursuant to Rule 497(e)
 File Nos. 033-73792 and 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

Supplement dated October 6, 2016
 to the Prospectus dated July 29, 2016 for the
Rainier International Discovery Fund – Class A

The following language is added to the section entitled “Description of Share Classes” immediately under the heading “Front End and Contingent Deferred Sales Charge Reductions” to replace and expand the first paragraph and the first bullet point:

The following investors and investments are not subject to an initial sales charge and, to the extent that a commission was paid in connection with the investment, contingent deferred sales charge, if determined eligible by the Fund or its designee:

•	Employee benefit plans, retirement plans or charitable accounts offered through financial intermediaries or other service providers that have entered into arrangements with the Fund for such purchases.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE